MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,

	2004	2003	2004	2003

Net revenue	$173,286	$135,187	$329,912	$256,288
Operating expenses:
Personnel expense	54,586	43,402	103,439	83,152
Medical supplies expense	46,979	32,616	89,596	60,564
Bad debt expense	9,640	4,903	23,499	10,137
Other operating expenses	38,566	33,601	71,521	62,823
Pre-opening expenses	2,087	2,789	5,531	5,195
Depreciation	11,008	9,870	21,451	19,387
Amortization	290	437	580	874
Loss (gain) on disposal of property, equipment and other assets	36	18	(48)	88

Total operating expenses	163,192	127,636	315,569	242,220

Income from operations	10,094	7,551	14,343	14,068
Other income (expenses):
Interest expense	(7,198)	(6,242)	(13,787)	(12,448)
Interest income	161	339	394	791
Other income, net	2	80	6	103
Equity in net earnings of unconsolidated affiliates	1,147	1,064	1,724	1,818

Total other expenses, net	(5,888)	(4,759)	(11,663)	(9,736)

Income before minority interest and income taxes	4,206	2,792	2,680	4,332
Minority interest share of (earnings) losses of consolidated subsidiaries	65	(1,811)	31	(2,702)

Income before income taxes	4,271	981	2,711	1,630
Income tax expense	(1,630)	(393)	(1,003)	(652)

Net income	$2,641	$588	$1,708	$978

Earnings per share, basic:	$0.15	$0.03	$0.10	$0.05

Earnings per share, diluted:	$0.14	$0.03	$0.09	$0.05

Weighted average number of shares, basic	17,985	18,012	17,967	18,012
Dilutive effect of stock options	514	45	300	61

Weighted average number of shares, diluted	18,499	18,057	18,267	18,073

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended March 31,			Six Months Ended March 31,

	2004	2003	% Change	2004	2003	% Change

Statement of Operations Data:
Net revenue	$173,286	$135,187	28.2%	$329,912	$256,288	28.7%
Adjusted EBITDA (a)	$21,428	$17,876	19.9%	$36,326	$34,417	5.5%
Adjusted EBITDA, before pre-opening expenses (a)	$23,515	$20,665	13.8%	$41,857	$39,612	5.7%
Income from operations	$10,094	$7,551	33.7%	$14,343	$14,068	2.0%
Net income	$2,641	$588	349.1%	$1,708	$978	74.6%
Earnings per share, diluted	$0.14	$0.03	366.7%	$0.09	$0.05	80.0%

(a) See Supplemental Financial Disclosure—Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures.

	Three Months Ended March 31,			Six Months Ended March 31,

	2004	2003	% Change	2004	2003	% Change

Selected Operating Data (consolidated):
Number of hospitals	12	9		12	9
Licensed beds (a)	704	580		704	580
Staffed and available beds (b)	593	464		593	464
Admissions (c)	10,781	8,326	29.5%	20,436	15,100	35.3%
Adjusted admissions (d)	13,590	10,274	32.3%	25,766	18,652	38.1%
Patient days (e)	38,048	30,638	24.2%	72,342	55,377	30.6%
Average length of stay (days) (f)	3.53	3.68	(4.1)%	3.54	3.67	(3.5)%
Occupancy (g)	70.5%	73.4%		66.7%	65.6%
Inpatient Catheterization Procedures	5,569	4,359	27.8%	10,266	8,192	25.3%
Inpatient Surgical Procedures	2,733	2,281	19.8%	5,078	4,173	21.7%
Hospital Division revenue	$159,625	$117,558	35.8%	$301,058	$221,501	35.9%

	Three Months Ended March 31,			Six Months Ended March 31,

	2004	2003	% Change	2004	2003	% Change

Selected Operating Data (same facility):
Number of hospitals	8	8		8	8
Licensed beds (a)	522	522		522	522
Staffed and available beds (b)	489	457		489	457
Admissions (c)	9,893	8,298	19.2%	19,093	15,072	26.7%
Adjusted admissions (d)	12,436	10,233	21.5%	23,987	18,611	28.9%
Patient days (e)	35,214	30,573	15.2%	68,190	55,312	23.3%
Average length of stay (days) (f)	3.56	3.68	(3.3)%	3.57	3.67	(2.7)%
Occupancy (g)	79.1%	74.3%		76.2%	66.5%
Inpatient Catheterization Procedures	4,990	4,345	14.8%	9,403	8,178	15.0%
Inpatient Surgical Procedures	2,448	2,273	7.7%	4,637	4,165	11.3%
Hospital Division revenue	$138,662	$117,405	18.1%	$269,074	$221,348	21.6%

(a)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(b)	Staffed and available beds represent the weighted average number of beds that are readily available for patient use during the period.

(c)	Admissions represent the number of patients admitted for inpatient treatment.

(d)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then mulitplying the quotient by admissions.

(e)	Patient days represent the total number of days of care provided to inpatients.

(f)	Average length of stay (days) represents the average number of days inpatients stay in our hospital.

(g)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
TO GAAP FINANCIAL MEASURES
(Unaudited)

The following table reconciles Adjusted EBITDA and Adjusted EBITDA, before pre-opening expenses with MedCath’s Net income (loss) as derived directly from MedCath’s consolidated financial statements for the three months and six months ended March 31, 2004 and 2003.

	Three Months Ended March 31,		Six Months Ended March 31,

	2004	2003	2004	2003

	(in thousands)
Net income	$2,641	$588	$1,708	$978
Add:
Income tax expense	1,630	393	1,003	652
Minority interest share of earnings (losses) of consolidated subsidiaries	(65)	1,811	(31)	2,702
Equity in net earnings of unconsolidated affiliates	(1,147)	(1,064)	(1,724)	(1,818)
Other income, net	(2)	(80)	(6)	(103)
Interest income	(161)	(339)	(394)	(791)
Interest expense	7,198	6,242	13,787	12,448
Loss (gain) on disposal of property, equipment and other assets	36	18	(48)	88
Amortization	290	437	580	874
Depreciation	11,008	9,870	21,451	19,387

Adjusted EBITDA	$21,428	$17,876	$36,326	$34,417
Add:
Pre-opening expenses	2,087	2,789	5,531	5,195

Adjusted EBITDA, before pre-opening expenses	$23,515	$20,665	$41,857	$39,612